UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 19, 2018 (September 14, 2018)

KLX Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36610	47-1639172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code: (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 14, 2018, KLX Inc. (“KLX”) completed the previously announced spin-off of KLX Energy Services Holdings, Inc. (“KLX Energy Services”) by means of the transfer of its energy services business to KLX Energy Services and the subsequent distribution to KLX stockholders as of September 3, 2018 of all of the outstanding shares of common stock of KLX Energy Services (the “Spin-Off”).  In connection with the Spin-Off, each KLX stockholder as of September 3, 2018 received 0.4 shares of common stock of KLX Energy Services for each share of KLX common stock held by such stockholder.  KLX Energy Services commenced trading on Nasdaq on September 17, 2018 under the ticker symbol “KLXE.”

As previously reported, on July 13, 2018 KLX entered into several agreements with KLX Energy Services that govern the relationship of the parties following the Spin-Off, including a Distribution Agreement, an Employee Matters Agreement, a Transition Services Agreement and an IP Matters Agreement.  A summary of the material terms of these agreements can be found in the Information Statement, dated August 24, 2018, filed as Exhibit 99.1 to this Current Report on Form 8-K, under “Certain Relationships and Related Party Transactions—Agreements with KLX Related to the Spin-Off,” which is incorporated herein by reference.  The summary is qualified in its entirety by reference to the Distribution Agreement, the Employee Matters Agreement, the Transition Services Agreement and the IP Matters Agreement, which were previously filed as Exhibits 2.1, 2.2, 2.3 and 2.4 to the Current Report on Form 8-K, filed by KLX on July 17, 2018, and are incorporated herein by reference.  In addition, during the period following the consummation of the Spin-Off through the consummation of the previously announced acquisition of KLX by The Boeing Company, the directors of KLX Energy Services will also serve as directors of KLX, the Chairman, Chief Executive Officer and President of KLX Energy Services will also serve as the Chairman and Chief Executive Officer of KLX, and the  Senior Vice President and Chief Financial Officer of KLX Energy Services will also serve as the President and Chief Operating Officer of KLX.

Item 8.01.  Other Events

On September 17, 2018, KLX issued a press release announcing the consummation of the Spin-Off.  A copy of this press release has been filed as exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(b)                                 Pro forma financial information.

The following Unaudited Pro Forma Consolidated Financial Statements of KLX are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•                  Unaudited Pro Forma Condensed Consolidated Statement of Earnings and Consolidated Income  for the six months ended July 31, 2018

•                  Unaudited Pro Forma Condensed Consolidated Statement of Earnings and Consolidated Income for the year ended January 31, 2018

•                  Unaudited Pro Forma Condensed Consolidated Statement of Earnings and Consolidated Income for the year ended January 31, 2017

•                  Unaudited Pro Forma Condensed Consolidated Statement of Earnings and Consolidated Income for the year ended January 31, 2016

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 31, 2018

(d)                                 Exhibits

Exhibit No.	Description of Exhibits

2.1

Distribution Agreement, dated as of July 13, 2018, by and among KLX Inc., KLX Energy Services Holdings, Inc. and KLX Energy Services LLC (incorporated by reference to Exhibit 2.1 to KLX Inc.’s Current Report on Form 8-K dated July 17, 2018 (File No. 001-36610))

2.2

Employee Matters Agreement, dated as of July 13, 2018, by and among KLX Inc., KLX Energy Services Holdings, Inc. and KLX Energy Services LLC (incorporated by reference to Exhibit 2.2 to KLX Inc.’s Current Report on Form 8-K dated July 17, 2018 (File No. 001-36610))

2.3

IP Matters Agreement, dated as of July 13, 2018, by and between KLX Inc. and KLX Energy Services Holdings, Inc. (incorporated by reference to Exhibit 2.3 to KLX Inc.’s Current Report on Form 8-K dated July 17, 2018 (File No. 001-36610))

2.4

Transition Services Agreement, dated as of July 13, 2018, by and between KLX Inc. and KLX Energy Services Holdings, Inc. (incorporated by reference to Exhibit 2.4 to KLX Inc.’s Current Report on Form 8-K dated July 17, 2018 (File No. 001-36610))

99.1

Information Statement of KLX Energy Services Holdings, Inc., dated August 24, 2018 (incorporated by reference to Exhibit 99.1 to KLX Energy Services Holdings, Inc.’s Amendment No. 2 to the Registration Statement on Form 10 dated August 24, 2018, filed with the Securities and Exchange Commission on August 24, 2018 (File No. 001-38609)

99.2	Press Release, dated September 17, 2018, Regarding Consummation of the Spin-Off

99.3

Unaudited Pro Forma Condensed Consolidated Statement of Earnings and Consolidated Income for the six months ended July 31, 2018 and for each of the years ended January 31, 2018, 2017 and 2016 and Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2018

KLX INC.

By:	/s/ Michael F. Senft
Name: Michael F. Senft
Title: Vice President and Chief Financial Officer